LORD ABBETT LARGE-CAP GROWTH FUND

Supplement dated July 1, 2009

to the Prospectuses and

Statements of Additional Information dated December 1, 2008

(Class A, B, C, F, I, P, R2, and R3 Shares)

Effective July 1, 2009, the Lord Abbett Large-Cap Growth Fund will change its name to “Lord Abbett Stock Appreciation Fund.” As of such date, all references to the term “Fund” or to “Large Cap Growth Fund” in the Prospectuses and Statements of Additional Information shall mean and refer to “Stock Appreciation Fund.”

Please retain this document for your future reference.